Exhibit 10.3

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of October 27, 2010, is entered into by and among the following parties:

(i) AIKEN REGIONAL RECEIVABLES, L.L.C., AUBURN REGIONAL RECEIVABLES, L.L.C., CENTRAL MONTGOMERY RECEIVABLES, L.L.C., DISTRICT HOSPITAL PARTNERS RECEIVABLES, L.L.C., FORT DUNCAN MEDICAL RECEIVABLES, L.L.C., LANCASTER HOSPITAL RECEIVABLES, L.L.C., LAREDO REGIONAL RECEIVABLES, L.L.C., MANATEE MEMORIAL RECEIVABLES, L.L.C., MCALLEN HOSPITALS RECEIVABLES, L.L.C., NORTHWEST TEXAS HEALTHCARE RECEIVABLES, L.L.C., SPARKS FAMILY HOSPITAL RECEIVABLES, L.L.C., SUMMERLIN HOSPITAL RECEIVABLES, L.L.C., UHS OF OKLAHOMA RECEIVABLES, L.L.C., UHS-CORONA RECEIVABLES, L.L.C., RANCHO SPRINGS RECEIVABLES, L.L.C., VALLEY HEALTH SYSTEM RECEIVABLES, L.L.C. AND WELLINGTON REGIONAL RECEIVABLES, L.L.C., each, a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”);

(ii) UHS RECEIVABLES CORP., a Delaware corporation (the “Collection Agent”);

(iii) UHS OF DELAWARE, INC., a Delaware corporation (the “Servicer”);

(iv) VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company (“VFCC”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to Wachovia Bank, National Association), as a Liquidity Bank and as a Co-Agent (together with VFCC, the “VFCC Group”);

(v) THREE PILLARS FUNDING LLC, a Delaware limited liability company (“TPF”), SUNTRUST BANK (“SunTrust”), as a Liquidity Bank, and SUNTRUST ROBINSON HUMPHREY, INC., as a Co-Agent (collectively with TPF and SunTrust, the “TPF Group”);

(vi) WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to Wachovia Bank, National Association) (“Wells”), as administrative agent under the Prior Agreement (as defined below) (in such capacity, the “Prior Administrator”); and

(vii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Amended Agreement (as defined below) (in such capacity, the “New Administrator”).

BACKGROUND

1. The Borrowers, the Collection Agent, the Servicer, Universal Health Services, Inc., as performance guarantor, the VFCC Group, the TPF Group and the Prior Administrator are parties to that certain Credit and Security Agreement, dated as of August 31, 2007 (as amended, supplemented or otherwise modified prior to the date hereof, the “Prior Agreement”).

2. The Prior Administrator desires to transfer and assign to the New Administrator, and the New Administrator desires to accept and assume from the Prior Administrator, all of the

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Prior Administrator’s rights and obligations under the Prior Agreement and all other Transaction Documents to which the Prior Administrator is a party, as such rights and obligations are further described in the foregoing and as amended and modified by, among other things, the Amended and Restated Credit Agreement, dated as of the date hereof (the “Amended Agreement”), by and among the parties thereto including the New Administrator.

3. Concurrent with the foregoing assignment, the parties hereto desire to (x) amend and restate the Prior Agreement in its entirety by entering into the Amended Agreement and (y) enter into that certain Payoff Letter, dated as of the date hereof (the “Payoff Letter”), pursuant to which, among other things the Borrowers party to the Prior Agreement repaid in full all the outstanding loans made under the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Amended Agreement.

SECTION 2. Assignment and Assumption. Effective as of the Assignment Effective Date (as defined below), the Prior Administrator hereby transfers, sets over, assigns, sells and conveys to the New Administrator all of the Prior Administrator’s right, title and interest in and delegates all of its duties and obligations under the Prior Agreement and all other Transaction Documents (other than any indemnification or other similar rights which by their express terms survive the termination of the Prior Agreement or any other Transaction Document), as such rights and obligations are further described in the Prior Agreement and the other Transaction Documents and as such rights and obligations are amended and modified by, the Amended Agreement. Without limiting the generality of the foregoing, the Prior Administrator hereby assigns to the New Administrator, as administrative agent, any security interests or other rights, if applicable, in the Collateral granted to the Prior Administrator, as administrative agent, under the Prior Agreement or any other Transaction Document. From and after the Assignment Effective Date, the New Administrator hereby accepts such transfer and assignment to it, agrees to be bound by all of the terms and conditions of the Amended Agreement and all other Transaction Documents to which it is a party, and unconditionally assumes all of the obligations of the Prior Administrator relating to the foregoing; provided, however, that that the New Administrator does not assume any liability for any action or inaction taken, or omitted to be taken, by Wells in its capacity as Administrative Agent, as a Lender or in any other capacity under the Prior Agreement, the other Transaction Documents or otherwise.

SECTION 3. Resignation of Prior Administrator. Effective as of the Assignment Effective Date, the Prior Administrator hereby resigns as Administrator under the Prior Agreement and all other Transaction Documents. In connection therewith, the Prior Administrator hereby authorizes the New Administrator to file, at the Borrowers’ expense, any Uniform Commercial Code financing statements, financing statement amendments or similar filings that may be necessary or, in the opinion of the New Administrator, desirable to assign to the New Administrator, any security interest or other rights, if applicable, granted to the Prior Administrator under the Prior Agreement or any other Transaction Document. From and after

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the Assignment Effective Date, the Prior Administrator shall cease to be a party to the Prior Agreement or any other Transaction Document, to which the Prior Administrator was a party in the capacity of Administrator and shall no longer have any rights or obligations under the Prior Agreement or any other Transaction Document (other than any indemnification or other similar rights which by their express terms survive the termination thereof) in its capacity as Administrator thereunder.

SECTION 4. Waiver. Each of the parties hereto hereby acknowledges and agrees to the resignation set forth in Section 3 above, and expressly waives any notice requirements set forth in the Prior Agreement (including, without limitation, Section 11.10 thereof) or any other Transaction Document, as a prerequisite or condition precedent to such resignation.

SECTION 5. Assignment Effective Date. The effective date (the “Assignment Effective Date”) of this Agreement shall be the later of (i) the date of this Agreement and (ii) the date on which the following conditions precedent are satisfied:

(a) the New Administrator shall have received duly executed copies of (x) this Agreement, (y) the Amended Agreement and (z) all other agreements, opinions and documents reasonably requested by the New Administrator; and

(b) each of the conditions precedent to the effectiveness of the Amended Agreement and the Payoff Letter shall have been satisfied.

SECTION 6. Effect of Agreement. From and after the Assignment Effective Date, (i) this Agreement shall be a part of each Transaction Document amended hereby and (ii) each reference in each such amended Transaction Document to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in such agreement or document to such agreement or document shall mean and be a reference to such amended agreement or document.

SECTION 7. Further Assurances. Each of the parties hereto hereby agrees to do all such things and execute all such documents as the New Administrator may reasonably consider necessary or desirable to give full effect to this Agreement and to perfect and preserve the rights and powers of the New Administrator for itself and on behalf of the Secured Parties hereunder and under the Transaction Documents.

SECTION 8. Miscellaneous.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b) JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR

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PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY PARTY HERETO OTHER THAN A BORROWER OR AFFILIATE THEREOF TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER OR ANY AFFILIATE THEREOF AGAINST ANY PARTY HERETO INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH BORROWER OR AFFILIATE THEREOF PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

(c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(d) Integration. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(e) Severability. If any one or more of the agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the provisions of this Agreement.

(f) Amendments. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged, the Prior Administrator and the New Administrator.

(g) Counterparts. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

(h) Headings. The captions and headings of this Agreement, are included for convenience of reference only and shall not affect the meaning or interpretation of this Agreement, the Prior Agreement or any other Transaction Document or any provision hereof or thereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

BORROWERS

AIKEN REGIONAL RECEIVABLES, L.L.C.

AUBURN REGIONAL RECEIVABLES, L.L.C.

CENTRAL MONTGOMERY RECEIVABLES, L.L.C.

DISTRICT HOSPITAL PARTNERS RECEIVABLES, L.L.C.

FORT DUNCAN MEDICAL RECEIVABLES, L.L.C.

LANCASTER HOSPITAL RECEIVABLES, L.L.C.

LAREDO REGIONAL RECEIVABLES, L.L.C.

MANATEE MEMORIAL RECEIVABLES, L.L.C.

MCALLEN HOSPITALS RECEIVABLES, L.L.C.

NORTHWEST TEXAS HEALTHCARE RECEIVABLES, L.L.C.

SPARKS FAMILY HOSPITAL RECEIVABLES, L.L.C.

SUMMERLIN HOSPITAL RECEIVABLES, L.L.C.

UHS OF OKLAHOMA RECEIVABLES, L.L.C.

UHS-CORONA RECEIVABLES, L.L.C.

RANCHO SPRINGS RECEIVABLES, L.L.C.

VALLEY HEALTH SYSTEM RECEIVABLES, L.L.C.

WELLINGTON REGIONAL RECEIVABLES, L.L.C.

By:	/s/ CHERYL K. RAMAGANO
Name: Cheryl K. Ramagano Title: Vice President

S-1	Assignment and Assumption Agreement

UHS RECEIVABLES CORP., as Collection Agent

By:	/s/ CHERYL K. RAMAGANO
Name: Cheryl K. Ramagano Title: Vice President & Treasurer

S-2	Assignment and Assumption Agreement

UHS OF DELAWARE, INC., as Servicer

By:	/s/ CHERYL K. RAMAGANO
Name: Cheryl K. Ramagano Title: Vice President & Treasurer

S-3	Assignment and Assumption Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC

By:	Wells Fargo Securities, LLC, its Attorney-In-Fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilson, Sr. Title: Director

S-4	Assignment and Assumption Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Liquidity Bank, as a Co-Agent and as Prior Administrator

By:	/s/ WILLIAM P. RUTKOWSKI
Name: William P. Rutkowski Title: Vice President

S-5	Assignment and Assumption Agreement

THREE PILLARS FUNDING LLC

By:	/s/ DORIS J. HEARN
Name: Doris J. Hearn Title: Vice President

S-6	Assignment and Assumption Agreement

SUNTRUST BANK, as a Liquidity Bank

By:	/s/ DANA DHALIWAL
Name: Dana Dhaliwal Title: Director

S-7	Assignment and Assumption Agreement

SUNTRUST ROBINSON HUMPHREY, INC., as a Co-Agent

By:	/s/ JOSEPH R. FRANKE
Name: Joseph R. Franke Title: Director

S-8	Assignment and Assumption Agreement

PNC BANK, NATIONAL ASSOCIATION, as New Administrator

By:	/s/ WILLIAM FALCON
Name: William Falcon Title: Vice President

S-9	Assignment and Assumption Agreement